Exhibit 10.1

SECOND AMENDMENT TO SEPARATION AGREEMENT

This SECOND AMENDMENT, dated and effective as of August 31, 2016 (this “Amendment”), to that certain Separation Agreement, dated July 2, 2015, by and among Santander Consumer USA Holdings, Inc. (the “Company”), Santander Consumer USA Inc., Banco Santander, S.A. (“Banco Santander”), Santander Holdings USA, Inc. (“SHUSA”), DDFS LLC (“DDFS”), and Thomas G. Dundon (the “Separation Agreement”), is entered into by and among the parties set forth on the signature pages to this Amendment. All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Separation Agreement.

WHEREAS, concurrently with the execution of this Amendment, Banco Santander, SHUSA, DDFS and the Company are entering into an amendment to that certain Shareholders Agreement, dated as of January 28, 2014, by and among the Company, SHUSA, DDFS, Thomas G. Dundon, Sponsor Auto Finance Holdings Series LP, and, solely for the certain sections set forth therein, Banco Santander, as amended (the “Shareholders Agreement”);

WHEREAS, Section 7(b) of the Separation Agreement provides that the provisions of the Separation Agreement may be amended by a writing signed by the parties thereto; and

WHEREAS, the parties to the Separation Agreement desire to make certain amendments as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment to Section 5(b). Section 5(b) is amended by deleting “Section 1 of the Shareholders Agreement Amendment that is contemplated to be effective upon receipt of all approvals” and substituting, in lieu thereof, “Section 1 of the Shareholders Agreement, as amended by and through the Third Amendment, dated and effective as of August 31, 2016, to the Shareholders Agreement”.

2.	Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

3.	Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto hereby acknowledge and agree that signatures delivered by facsimile or electronic means (including by “pdf”) shall be deemed effective for all purposes.

4.	No Other Amendment. Except as expressly amended hereby, the Separation Agreement shall remain in full force and effect in all respects.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

SANTANDER CONSUMER USA HOLDINGS INC.

By:	/s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Chief Financial Officer

SANTANDER CONSUMER USA INC.

By:	/s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Chief Financial Officer

BANCO SANTANDER, S.A.

By:	/s/ Javier Maldonado
	Name:	Javier Maldonado
	Title:	Senior Executive Vice President

SANTANDER HOLDINGS USA, INC.

By:	/s/ Gerard Chamberlain
	Name:	Gerard Chamberlain
	Title:	Senior Vice President

[Signature Page to Second Amendment to Separation Agreement]

THOMAS G. DUNDON

/s/ Thomas G. Dundon
Thomas G. Dundon

DDFS LLC

By: DDFS Partnership LP, its Sole Member

By: Dundon Management Company, LLC, its General Partner

By:	/s/ Thomas G. Dundon
	Name:	Thomas G. Dundon
	Title:	President

[Signature Page to Second Amendment to Separation Agreement]